Kurv Copper & Mining Enhanced Income ETF
Schedule of Investments
February 28, 2026 (Unaudited)

PURCHASED OPTIONS - 17.1% (a)	Notional Amount	Contracts	Value
Call Options - 17.1%
United States Copper ETF
Expiration: 04/17/2026; Exercise Price: $26.00	$626,960	170	$188,911
Expiration: 04/17/2026; Exercise Price: $36.00	1,692,792	459	108,939
Global X Copper Miners ETF
Expiration: 04/17/2026; Exercise Price: $55.00	650,760	68	279,666
Expiration: 04/17/2026; Exercise Price: $90.00	1,789,590	187	194,764
Total Call Options			772,280

Put Options - 0.0% (b)
United States Copper ETF, Expiration: 04/17/2026; Exercise Price: $32.00	125,392	34	953
Global X Copper Miners ETF, Expiration: 04/17/2026; Exercise Price: $75.00	162,690	17	1,569
Total Put Options			2,522
TOTAL PURCHASED OPTIONS (Cost $631,927)			774,802

SHORT-TERM INVESTMENTS
U.S. TREASURY BILLS - 81.7% (c)(d)		Par	Value
3.56%, 06/11/2026		$800,000	792,018
3.46%, 09/03/2026		2,950,000	2,897,021
TOTAL U.S. TREASURY BILLS (Cost $3,690,184)			3,689,039

MONEY MARKET FUNDS - 4.6%		Shares	Value
Fidelity Government Portfolio - Institutional Class, 3.55% (e)		207,335	207,335
TOTAL MONEY MARKET FUNDS (Cost $207,335)			207,335

TOTAL INVESTMENTS - 103.4% (Cost $4,529,446)			4,671,176
Liabilities in Excess of Other Assets - (3.4)%			(154,722)
TOTAL NET ASSETS - 100.0%			$4,516,454

Par amount is in USD unless otherwise indicated.
Percentages are stated as a percent of net assets.

(a)	100 shares per contract.
(b)	Represents less than 0.05% of net assets.
(c)	The rate shown is the annualized yield as of February 28, 2026.
(d)
All or a portion of the security has been pledged as collateral for written options. The fair value of assets committed as collateral as of February 28, 2026 was $3,689,039 which represents 81.7% of net assets.

(e)	The rate shown represents the 7-day annualized yield as of February 28, 2026.

Kurv Copper & Mining Enhanced Income ETF
Schedule of Written Options
February 28, 2026 (Unaudited)

WRITTEN OPTIONS - (3.4)% (a)	Notional Amount	Contracts	Value
Call Options - (0.4)%
Global X Copper Miners ETF, Expiration: 03/20/2026; Exercise Price: $100.00	$(478,500)	(50)	$(15,750)
United States Copper Index Fund, Expiration: 03/20/2026; Exercise Price: $39.00	(184,400)	(50)	(2,250)
Total Call Options			(18,000)

Put Options - (3.0)%
United States Copper ETF, Expiration: 04/17/2026; Exercise Price: $36.00	(1,692,792)	(459)	(57,361)
Global X Copper Miners ETF, Expiration: 04/17/2026; Exercise Price: $90.00	(1,789,590)	(187)	(78,903)
Total Put Options			(136,264)
TOTAL WRITTEN OPTIONS (Premiums received $242,626)			$(154,264)

Percentages are stated as a percent of net assets.

(a)	100 shares per contract.

Summary of Fair Value Disclosure as of February 28, 2026 (Unaudited)

Kurv Copper & Mining Enhanced Income ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of February 28, 2026:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Purchased Options	$–	$774,802	$–	$774,802
U.S. Treasury Bills	–	3,689,039	–	3,689,039
Money Market Funds	207,335	–	–	207,335
Total Investments	$207,335	$4,463,841	$–	$4,671,176

Liabilities:
Investments:
Written Options	$–	$(154,264)	$–	$(154,264)
Total Investments	$–	$(154,264)	$–	$(154,264)

Refer to the Schedule of Investments for further disaggregation of investment categories.